UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 5, 2004


                                 FX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        0-25386                 87-0504461
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                          84106
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         (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
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          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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On April 5, 2004, FX Energy, Inc. announced that it proposes to offer up to
2,500,000 shares of common stock for sale exclusively to institutional investors in Europe. Proceeds from the offering would be allocated toward continuing FX Energy's planned exploration activities, development and production facilities in the Fences project areas and other capital costs in Poland, as well as other general corporate purposes.

FX Energy holds interests in five project areas in Poland:

o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest except for a few thousand acres around the Zaniemysl-3 well where FX holds 24.5% and CalEnergy holds 24.5%. Polish Oil and Gas Company holds 51%.

o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and Polish Oil and Gas Company holds 51%.

o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

o The Pomerania project area covers approximately 2.2 million acres in western Poland's Permian Basin. FX Energy holds a 100% interest in the Pomerania project area except for one block of approximately 225,000 acres, where its interest is 85% and Polish Oil and Gas Company holds 15%. FX will drop the Pomerania project area this year.

                              _____________________

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2003 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant


Dated: April 5, 2004                          By  /s/ Scott J. Duncan
                                                --------------------------------
                                                 Scott J. Duncan, Vice President

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